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UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response…………5.00
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 28, 2015	333-184319
Date of Report (Date of earliest event reported)	Commission File Number

808 RENEWABLE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	80-0651522
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

13888 Harbor Boulevard, Suite 8A Garden Grove, California 92843
(Address of Principal Executive Offices) (Zip Code)

(714) 891-8282
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2015, we received written notice that Thomas P. Grainger, a director, had resigned his position effective as of July 26, 2015.  Attached as Exhibit 99.1 is the letter of resignation.  The Company has not yet filled the vacancy created by Mr. Grainger's resignation.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

99.1              Resignation Letter of Thomas P. Grainger

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

808 RENEWABLE ENERGY CORPORATION

August 3, 2015		/s/ Peter Kirkbride
	Name:	Peter Kirkbride
	Title:	Chief Operating Officer